UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment Number 4

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

INTEGRATED CANNABIS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56291	90-1505708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6810 North State Road 7

Coconut Creek, Florida 33073

(Address of principal executive offices)(Zip Code)

(954) 906-0098

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Integrated Cannabis Solutions, Inc. is referred to herein as the “Registrant” or “Integrated Cannabis” or “we”, “our”, or “us” or the “Company”.

Consolidated Apparel, Inc. is referred to herein as “Consolidated”

Eugene Caiazzo (“Caiazzo”) is Consolidated’s President. Prior to the acquisition described below, Caiazzo owned 100% of the outstanding common stock shares of Consolidated. Caiazzo (along with Consolidated) is also referred to herein collectively as the “Seller” with respect to our acquisition of Consolidated as described immediately below.

 Explanatory Note

This Current Report on Form 8-K/A (Amendment Number 4) amends and supplements our Current Report on Forms 8-K/A filed with the Securities and Exchange Commission on September 1, 2021, December 13, 2021, October 3, 2022, and October 4, 2022.

In connection with the closing of our 100% acquisition on October 3, 2022, Consolidated became our wholly owned subsidiary.

We included in our Form 8-K, Amendment Number 2, the financial statements of Consolidated for the fiscal years ended December 31, 2020 and December 31, 2021 and the 6 months ended June 30, 2022, which are incorporated herein by reference.

As detailed immediately below in Item 9.01, we have included the Unaudited Pro Forma Condensed Combined Financial Statements of Integrated Cannabis Solutions, Inc. and Subsidiaries.

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ITEM 9.01 FINANCIAL INFORMATION AND EXHIBITS

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Financial Statements of Integrated Cannabis Solutions, Inc. and Subsidiaries

The following unaudited pro forma condensed combined financial information has been prepared to illustrate the effects of the acquisition of Consolidated Apparel, Inc., a privately held Florida corporation (“Consolidated Apparel”) from its sole shareholder Eugene Caiazzo (“Caiazzo”) (collectively, the “Sellers”), pursuant to the Stock Purchase Agreement (“Purchase Agreement”), dated as of September 21, 2021, as amended by Amendment No. 1 to the Stock Purchase Agreement, dated as of October 3, 2022 (and together with the Purchase Agreement, the “Amended Purchase Agreement”.) The historical combined financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the statement of operations, expected to have a continuing impact on the results of operations.

The unaudited pro forma condensed combined balance sheets are based on the individual historical balance sheets of Integrated Cannabis Solutions, Inc. and Subsidiaries (“Integrated Cannabis” or the “Company”) and Consolidated Apparel, as of June 30, 2022 and December 31, 2021, and have been prepared to reflect the effects of the Consolidated Apparel acquisition as if it occurred on June 30, 2022 and December 31, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 and twelve months ended December 31, 2021 combine the historical results and operations of Integrated Cannabis and Consolidated Apparel giving effect to the acquisition as if it has occurred on January 1, 2021.

The unaudited pro forma condensed combined statement of operations do not reflect future events that may occur after the completion of the acquisition, including, but not limited to, the anticipated realization of ongoing savings from operating synergies and certain one-time charges Integrated Cannabis expects to incur in connection with the acquisition, including, but not limited to, costs in connection with integrating the operations of Consolidated Apparel.

These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would actually have been obtained had the acquisition been completed on the assumed date or for the periods presented, or which may be realized in the future.

To produce the pro forma financial information, Consolidated Apparel’s assets and liabilities were adjusted to their estimated fair values. As of the date of this filing, Integrated Cannabis has not completed the detailed valuation work necessary to arrive at the required estimate of the fair value of Consolidated Apparel’s assets acquired and liabilities assumed. Accordingly, the accompanying unaudited pro forma accounting for the business combination is preliminary and is subject to further adjustments as additional analyses are performed. The preliminary unaudited pro forma accounting for the business combination has been made solely for the purpose of preparing the accompanying unaudited pro forma condensed combined financial statements.

There can be no assurance that such finalization will not result in material changes from the preliminary accounting for the Consolidated Apparel acquisition included in the accompanying unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with:

- the accompanying notes to the unaudited pro forma condensed combined financial statements;

- Integrated Cannabis’s audited financial statements and related notes contained within Integrated Cannabis’s Quarterly Report on Form 10-Q for the six months ended June 30, 2022 and Annual Report on Form 10-K for the year ended December 31, 2021; and

- Consolidated Apparel’s financial statements for the six months ended June 30, 2022 and the year ended December 31, 2021, filed within this Current report on Form 8-K/A.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not necessary, and should not be assumed to be, an indication of the results that would have been achieved had the acquisition of Consolidated Apparel been completed as of the date indicated or that may be achieved in the future and should not be taken as representative of future combined results of operations or financial condition of the Company. Furthermore, no effect has been given in the unaudited pro forma condensed combined statement of operations for benefits and potential cost savings, if any, that may be realized through the consolidation of the two companies or the costs that may be incurred in integrating their operations. The pro forma financial statements do not purport to project the future results of operations or the financial position of the combined company.

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INTEGRATED CANNIBIS SOLUTIONS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2022

	Historical Integrated Cannabis	Historical Consolidated Apparel		Pro Forma Adjustments	Pro Forma Integrated Cannabis
ASSETS
Current Assets:
Cash	$-	$37,871		$-	$37,871
Accounts receivable	-	114,723		-	114,723
Inventory	-	222,301		-	222,301
Prepaid expenses	-	-		-	-
Total Current Assets	$-	$374,895		$-	$374,895

Long-Term Assets:
Computers and equipment, net	-	2,881		-	2,881
Right of use asset – operating lease	-	13,261		-	13,261
Other assets	-	9,861		-	9,861
Unallocated intangible assets and goodwill	-	-(a)		1,143,324	1,143,324
Total Assets	$-	$400,898		$1,143,324	$1,544,222

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$596,096	$53,060		$-	$649,156
Accounts payable, related party	-	58,978		-	58,978
Accrued interest, related party	38,515	140,744	(d)	(140,744)	38,515
Accrued expenses	-	38,790	(e)	9,375	48,165
Operating lease liability	-	16,627		-	16,627
Note payable	405,919	122,525	(e)	250,000	778,444
Notes payable, related party	217,389	231,546	(d)	(231,546)	217,389
Total Current Liabilities	1,257,919	662,270		(112,915)	1,807,274

Long-Term Liabilities:
Notes payable, net of current portion	-	420,711		-	420,711
Total Liabilities	1,257,919	1,082,981		(112,915)	2,227,985
Commitments and Contingencies (See Note 9)
Stockholders’ Deficit:
Preferred Series A stock, $0.0001 par value, 1,000,000 shares authorized, 992,400 shares issued and outstanding	99	-		-	99
Preferred Series B stock, $0.0001 par value, 600,000 shares authorized, no shares issued and outstanding	-	-		-	-
Preferred Series C stock, $0.0001 par value, 540,000 shares authorized, issued and outstanding	54	-		-	54
Common stock, $0.0001 par value, 2,650,000,000 shares authorized, 1,739,838,798 shares issued and outstanding	163,332	250	(b),(c)	17,250	180,832
Additional paid-in capital	2,609,845	(250	)(b),(c)	478,570	3,088,165
Accumulated deficit	(4,031,249)	(682,083	)(b),(c)	760,419	(3,952,913)
Total Stockholders' Deficit	(1,257,919)	(682,083)		1,256,239	(683,763)
Total liabilities and stockholders' deficit	$-	$400,898		$1,143,324	$1,544,222

See accompanying notes to the unaudited pro forma condensed combined financial information

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INTEGRATED CANNIBIS SOLUTIONS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2022

	Historical Integrated Cannabis	Historical Consolidated Apparel		Pro Forma Adjustments	Pro Forma Integrated Cannabis
REVENUES
Merchandise sales	$-	$675,626		$-	$675,626
Total Revenues	-	675,626		-	675,626

COSTS AND EXPENSES
Cost of goods sold	-	233,500		-	233,500
Compensation expense	90,000	227,640		-	317,640
General and administrative	79,198	42,754		-	121,952
Facilities expense	-	31,108		-	31,108
Other operating expenses	-	34,497		-	34,497
Total Costs and Expenses	169,198	569,499		-	738,697

Income From Operations	(169,198)	106,127		-	(63,071)

OTHER INCOME (EXPENSES)
Other income	-	623		-	623
Interest expense	(28,770)	(28,364	)(d),(e)	4,609	(52,525)
Total Other (Expense) Income	(28,770)	(27,741)		4,609	(51,902)

NET INCOME (LOSS)	$(197,968)	$78,386		$4,609	$(114,973)

See accompanying notes to the unaudited pro forma condensed combined financial information

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INTEGRATED CANNIBIS SOLUTIONS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2021

	Historical Integrated Cannabis	Historical Consolidated Apparel		Pro Forma Adjustments	Pro Forma Integrated Cannabis
ASSETS
Current Assets:
Cash	$-	$58,668		$-	$58,668
Accounts receivable	-	43,452		-	43,452
Inventory	-	148,127		-	148,127
Prepaid expenses	10,000	-		-	10,000
Total Current Assets	$10,000	$250,247		$-	$260,247

Long-Term Assets:
Right of use asset – operating lease	-	35,065		-	35,065
Other assets	-	9,861		-	9,861
Unallocated intangible assets and goodwill	-	-(a)		1,143,324	1,143,324
Total Assets	$10,000	$295,173		$1,143,324	$1,448,497

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$487,019	$11,489		$-	$498,508
Accounts payable, related party	-	16,177		-	16,177
Accrued interest, related party	29,641	131,429	(d)	(131,429)	29,641
Accrued expenses	-	25,760			25,760
Operating lease liability	-	41,824		-	41,824
Note payable	398,919	122,895	(e)	250,000	771,814
Notes payable, related party	154,372	245,386	(d)	(245,386)	154,372
Total Current Liabilities	1,069,951	594,960		(126,815)	1,538,096

Long-Term Liabilities:
Notes payable, net of current portion	-	460,632		-	460,632
Total Liabilities	1,069,951	1,055,592		(126,815)	1,998,728
Commitments and Contingencies (See Note 9)
Stockholders’ Deficit:
Preferred Series A stock, $0.0001 par value, 1,000,000 shares authorized, 992,400 shares issued and outstanding	99	-		-	99
Preferred Series B stock, $0.0001 par value, 600,000 shares authorized, no shares issued and outstanding	-	-		-	-
Preferred Series C stock, $0.0001 par value, 540,000 shares authorized, issued and outstanding	54	-		-	54
Common stock, $0.0001 par value, 2,650,000,000 shares authorized, 1,707,559,483 shares issued and outstanding	163,332	250	(b),(c)	17,250	180,832
Additional paid-in capital	2,609,845	(250	)(b),(c)	370,882	2,980,477
Accumulated deficit	(3,833,281)	(760,419	)(b),(c)	882,007	(3,711,693)
Total Stockholders' Deficit	(1,059,951)	(760,419)		1,270,139	(550,231)
Total liabilities and stockholders' deficit	$10,000	$295,173		$1,143,324	$1,448,497

See accompanying notes to the unaudited pro forma condensed combined financial information

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INTEGRATED CANNIBIS SOLUTIONS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2021

	Historical Integrated Cannabis	Historical Consolidated Apparel		Pro Forma Adjustments	Pro Forma Integrated Cannabis
REVENUES
Merchandise sales	$-	$1,224,524		$-	$1,224,524
Total Revenues	-	1,224,524		-	1,224,524

COSTS AND EXPENSES
Cost of goods sold	-	412,236		-	412,236
Compensation expense	180,000	425,128		-	605,128
General and administrative	146,887	140,259		-	287,146
Facilities expense	-	59,196		-	59,196
Other operating expenses	-	83,153		-	83,153
Total Costs and Expenses	326,887	1,119,972		-	1,446,859

Income From Operations	(326,887)	104,552		-	(222,335)

OTHER INCOME (EXPENSES)
Government grant and loan forgiveness	-	94,398		-	94,398
Interest expense	(46,971)	(77,292	)(d),(e)	4,637	(119,626)
Total Other (Expense) Income	(46,971)	17,106		4,637	(25,228)

NET INCOME (LOSS)	$(373,858)	$121,658		$4,637	$(247,563)

See accompanying notes to the unaudited pro forma condensed combined financial information

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INTEGRATED CANNABIS SOLUTIONS, INC. AND SUBSIDIARIES4 AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. BACKGROUND

On October 3, 2022 (the “Closing Date”), Integrated Cannabis acquired all of the issued and outstanding shares of common stock of Consolidated Apparel pursuant to the Amended Purchase Agreement. The purchase price set forth in the Amended Purchase Agreement provided for the issuance of 175,000,000 shares of Integrated Cannabis common stock with a fair value of $297,500 and the issuance of a note payable in the amount of $250,000. Consolidated Apparel had net liabilities of $297,912 as of the acquisition date, as detailed below in Note 3.

2. BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements were prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11 and present the pro forma financial position and results of operations of the combined companies based upon the historical information after giving effect to the acquisition and adjustments described in these footnotes. The unaudited pro forma condensed combined balance sheet is presented as if the acquisition had occurred on June 30, 2022 and December 31, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 and the year ended December 31, 2021 is presented as if the acquisition had occurred on January 1, 2021.

The historical results of the Company and Consolidated Apparel have been derived from their respective audited financial statements as of and for the six months ended June 30, 2022 and the year ended December 31, 2021.

The unaudited pro forma condensed combined financial information does not reflect pro forma adjustments for ongoing cost savings that the Company expects to and/or have achieved as a result of the acquisition or the costs necessary to achieve these costs savings or synergies.

3. PRELIMINARY CONSIDERATION TRANSFERRED AND PRELIMINARY FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

Assets acquired and the liabilities assumed have been measured at fair value based on various preliminary estimates. Due to the unaudited pro forma condensed combined financial information having been prepared based on preliminary estimates, the final amounts recorded for the acquisition may differ materially from the information presented herein. These estimates are subject to change pending further review of the fair value of assets acquired and liabilities assumed.

The following is a summary of the preliminary estimate of consideration transferred:

Net liabilities assumed	$297,912
Shares of common stock issued	297,500
Note payable issued	250,000
Total purchase price	$845,412

Management has made preliminary allocation estimates based on currently available information. The final determination of the accounting for the business combination will be completed as soon as practicable. Management anticipates that the valuations of the acquired assets and liabilities will be determined using discounted cash flow analyses and other appropriate valuation techniques to determine the fair value of the assets acquired and liabilities assumed. In addition, management is still completing its analysis of deferred income taxes to be recorded in the transaction. The amounts allocated to the assets acquired and liabilities assumed could differ materially from the preliminary amounts presented in these unaudited pro forma condensed combined financial statements.

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The following is a preliminary purchase price allocation as of the October 3, 2022 closing date:

Cash	$47,562
Accounts receivable	62,017
Inventory	212,911
Right of use asset – operating lease	3,351
Other assets	9,861
Total identifiable assets acquired	$335,702

Accounts payable	$91,637
Accrued interest payable	4,062
Accrued expenses	9,062
Operating lease liability	6,663
Notes payable	522,190
Total liabilities assumed	$633,614
Estimated fair value of net tangible assets acquired and liabilities assumed	$(297,912)
Unallocated intangible assets and goodwill	1,143,324
Total	$845,412

4. PRO FORMA ADJUSTMENTS

The preliminary pro forma adjustments included in the unaudited pro forma condensed combined financial statements related to the acquisition are pending a final purchase price allocation using appropriate valuation techniques and are anticipated to be made to the following categories:

(a) Unallocated intangible assets and goodwill represent the excess of the consideration transferred over the preliminary fair value of the assets acquired and liabilities assumed described in Note 3. We expect this balance to include identifiable and unidentifiable goodwill. Identifiable intangible assets will reflect the preliminary fair value related to the identifiable intangible assets acquired in the acquisition. The preliminary fair value of Consolidated Apparel’s identifiable intangible assets will be determined using discounted cash flow analyses and other appropriate valuation techniques. We anticipate amounts will be assigned to an Employment agreement with Eugene Caiazzo, the former owner of Consolidated, customer relationships and trademarks and patents. Goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment exists.

(b) Common stock consideration – Adjustments necessary to common stock and additional paid-in capital to reflect 17,250,000,000 shares of common stock issued, $0.001 par value, in connection with the acquisition at the fair market value of $297,500, or $0.0172 per share.

(c) Stockholders’ Equity— Adjustments at December 31, 2021 and June 30, 2022 to eliminate the common stock of $250, additional paid-in capital of ($250) and the December 31, 2020 and 2021 retained deficit amounts of $882,007 and $760,419 of Consolidated Apparel, respectively.

(d) Notes payable, accrued interest and interest expense, related party – Adjustments at December 31, 2021 and June 30, 2022 to eliminate the note balances of $245,386 and $231,546, accrued interest of $140,744 and $131,424 and interest expense of $13,984 and $23,387, respectively, related to the note payable to Eugene Caiazzo, former owner of Consolidated Apparel.

(e) Note payable – Adjustments to reflect the $250,000 note payable issued to Eugene Caiazzo as consideration for the sale of Consolidated Apparel, including $9,375 and $18,750 in interest expense at 7.5% per annum, as of and for the periods ending June 30, 2022 and December 31, 2021, respectively.

No deferred income taxes or provision for federal have been recorded as Integrated Cannabis has historically incurred net operating losses (“NOLs”), which are estimated to be available to offset taxable income generated by Consolidated Apparel. Consolidated Apparel’s taxable income approximates the historical taxable amount therefore adjustment is not deemed necessary.

5. RECLASSIFICATIONS

Certain Integrated Cannabis and Consolidated Apparel accounts for the six months ended June 30, 2022 and the year ended December 31, 2021 have been reclassified for presentation purposes in the accompanying pro forma condensed combined statements of operations. These reclassifications had no material effect on previously reported results of operations.

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Exhibit No.	Description

10.1	September 1, 2021 Acquisition Agreement (Previously Filed on Form 8-K on September 1, 2021)*

10.2	December 13, 2021 Acquisition Agreement (Previously Filed on Form 8-K December 13, 2021)*

10.3	October 3, 2022 Promissory Note between Integrated Holding Solutions, Inc. and Eugene Caiazzo**

10.4	October 3, 2022 Addendum to Acquisition Agreement**

10.5	Employment Agreement between Integrated Holding Solutions, Inc. and Eugene Caiazzo**

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*Previously filed

** Previously filed on Form 8-K/A, Amendment Number 2 filed on October 3, 2022.

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SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, the registrant has duly caused this Form 8-K/A, Amendment Number 4, to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Coconut Creek on October 12, 2022.

By:	/s/ Matthew Dwyer
Matthew Dwyer Chief Executive Officer/Chief Financial Officer
(Principal Executive Officer)

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

By:	/s/ Matthew Dwyer
Chief Executive Officer/Chief Financial Officer/Director
(Principal Executive Officer)

By:	/s/ Manuel Losada
Manuel Losada, Director

By:	/s/ Gene Caiazzo
Gene Caiazzo, Director

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